Filed under Rule 497(k)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2013

The following change is effective October 18, 2013:

“Dogs” of Wall Street Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to SunAmerica Asset Management Corp., the portfolio management disclosure pertaining to Mr. Voege is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of	Title
	the Portfolio Since

Timothy Pettee	2013	Lead Portfolio Manager and Chief Investment Officer
Andrew Sheridan	2013	Co-Portfolio Manager and Vice President
Timothy Campion	2013	Co-Portfolio Manager and Vice President

Please retain this supplement for future reference.

Date:    October 7, 2013